UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2010

ITT CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	1-5672	13-5158950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1133 Westchester Avenue White Plains, New York	10604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 641-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⊠ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Not Applicable
(Former name or former address, if changed since last report)

Item 8.01       Other Events

On September 13, 2010, ITT Corporation (the “Company”) entered into a definitive agreement under which the Company will acquire all outstanding shares of O.I. Corporation (“OI”), for approximately $29 million.  OI is a leading provider of innovative instrumentation for laboratory and environmental testing in the pharmaceutical, petrochemical, power and industrial markets. OI’s portfolio will enhance the Company’s Analytics business, which was formed earlier this year with the Company’s acquisition of Nova Analytics.

On September 14, 2010, the Company issued a press release relating to the transaction.  A copy of the press release is attached hereto as Exhibit 99.1.

ADDITIONAL INFORMATION

This communication does not constitute an offer to sell or the solicitation of an offer to buy OI’s securities or the solicitation of any vote or approval.  This communication is being made in respect of the proposed transaction involving the Company and OI.  In connection with the proposed transaction, OI will be filing documents with the Securities and Exchange Commission (the “SEC”), including a preliminary and definitive proxy statement.  OI intends to mail the definitive proxy statement regarding the proposed merger to its stockholders.  Before making any voting or investment decision, investors and stockholders are urged to read carefully in their entirety the proxy statement regarding the proposed transaction and any other relevant documents filed by OI with the SEC when they become available because they will contain important information about the proposed transaction.  In addition, you may obtain free copies of the documents filed with the SEC by OI at its corporate web site at www.oico.com/oicorp in the Investor Relations section, or by contacting Investor Relations at O.I. Corporation, 151 Graham Road, P.O. Box 9010, College Station, TX 77842-9010.

PARTICIPANTS IN THE SOLICITATION

The Company and OI and their respective directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  You can find information about the Company’s directors and executive officers in its definitive proxy statement filed with the SEC on March 29, 2010.  You can find information about OI’s directors and executive officers in its definitive proxy statement filed with the SEC on April 10, 2010. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.  You can obtain free copies of these documents from OI using the contact information above.

Item 9.01       Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release issued by ITT Corporation and O.I. Corporation, dated September 14, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT CORPORATION

		By:	/s/ Burt M. Fealing
Burt M. Fealing

		Its:	Vice President and Corporate Secretary
(Authorized Officer of Registrant)

Date:	September 14, 2010

EXHIBIT INDEX

99.1	Press Release issued by ITT Corporation and O.I. Corporation, dated September 14, 2010.